UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to §240.14a-12

Ariba, Inc.
(Name of Registrant as Specified in Its Charter)

SAP AG and subsidiaries
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Filed by SAP AG and subsidiaries

Pursuant to Rule 14a-12 under the Securities

Exchange Act of 1934

Subject Company: Ariba, Inc.

Commission File No.: 000-26299

For Immediate Release

July 3, 2012

SAP and Ariba Receive Hart-Scott-Rodino Second Request

WALLDORF, Germany & SUNNYVALE, Calif. — July 3, 2012 — SAP AG (NYSE: SAP) and Ariba, Inc. (Nasdaq: ARBA) today announced that they are responding to a second request for information from the U.S. Department of Justice regarding SAP’s pending acquisition of Ariba. The second request is part of the regulatory approval process under the Hart-Scott-Rodino Anti-Trust Improvements Act. SAP and Ariba intend to continue to work with the Department of Justice and, upon the conclusion of the waiting period following compliance with the request, anticipate completion of the transaction in the fourth quarter 2012.

About Ariba, Inc.

Ariba, Inc. is the world’s business commerce network. Ariba combines industry-leading cloud-based applications with the world’s largest web-based trading community to help companies discover and collaborate with a global network of partners. Using the Ariba® Network, businesses of all sizes can connect to their trading partners anywhere, at any time from any application or device to buy, sell and manage their cash more efficiently and effectively than ever before. Companies around the world use the Ariba Network to simplify inter-enterprise commerce and enhance the results that they deliver. Join them at: www.ariba.com

About SAP

As market leader in enterprise application software, SAP (NYSE: SAP) helps companies of all sizes and industries run better. From back office to boardroom, warehouse to storefront, desktop to mobile device – SAP empowers people and organizations to work together more efficiently and use business insight more effectively to stay ahead of the competition. SAP applications and services enable more than 190,000 customers (includes customers from the acquisition of SuccessFactors) to operate profitably, adapt continuously, and grow sustainably. For more information, visit www.sap.com.

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Cautionary Statement Regarding Forward-Looking Statements

Any statements contained in this document that are not historical facts are forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should” and “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this press release include the statement concerning the parties’ ability to complete the transaction and the expected closing date of the transaction. All forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These potential risks and uncertainties include, among others, uncertainties as to the timing of the acquisition; the satisfaction of closing conditions, including the receipt of Ariba stockholder approval and regulatory approvals; the failure to retain key Ariba employees, contracts or benefits; the failure to achieve expected synergies and other benefits; customer and partner uncertainty regarding the anticipated benefits of the transaction; whether certain industry segments will grow as anticipated; the competitive environment among participants in cloud technologies; and other risks detailed in SAP’s and Ariba’s filings with the U.S. Securities and Exchange Commission (“SEC”), including SAP’s most recent Annual Report on Form 20-F and Ariba’s most recent Annual Report on Form 10-K and quarterly report on Form 10-Q filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. SAP undertakes no obligation to publicly update or revise any forward-looking statements.

SAP and Ariba Receive Hart-Scott-Rodino Second Request	Page 2

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Ariba has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement will be sent or given to the stockholders of Ariba and will contain important information about the proposed merger and related matters. Ariba’s stockholders are urged to read the definitive proxy statement carefully when it becomes available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Additionally, Ariba and SAP will file other relevant materials in connection with the proposed acquisition of Ariba by SAP pursuant to the terms of an Agreement and Plan of Merger by and among, SAP America, Angel Expansion Corporation, a wholly owned subsidiary of SAP America, and Ariba. SAP, Ariba and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Ariba stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of SAP’s executive officers and directors in the solicitation by reading SAP’s most recent Annual Report on Form 20-F, and the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Ariba’s participants in the solicitation, which may, in some cases, be different than those of Ariba’s stockholders generally, will be set forth in the definitive proxy statement relating to the merger when it becomes available.

The materials to be filed by SAP and Ariba with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the definitive proxy statement from Ariba by contacting Ariba Investor Relations by email at investorinfo@ariba.com or by telephone at +1 (678) 336-2980.

© 2012 SAP AG. All rights reserved.

SAP, R/3, SAP NetWeaver, Duet, PartnerEdge, ByDesign, SAP BusinessObjects Explorer, StreamWork, SAP HANA, and other SAP products and services mentioned herein as well as their respective logos are trademarks or registered trademarks of SAP AG in Germany and other countries. Business Objects and the Business Objects logo, BusinessObjects, Crystal Reports, Crystal Decisions, Web Intelligence, Xcelsius, and other Business Objects products and services mentioned herein as well as their respective logos are trademarks or registered trademarks of Business Objects Software Ltd. Business Objects is an SAP company.Sybase and Adaptive Server, iAnywhere, Sybase 365, SQL Anywhere, and other Sybase products and services mentioned herein as well as their respective logos are trademarks or registered trademarks of Sybase, Inc. Sybase is an SAP company. Crossgate, m@gic EDDY, B2B 360°, and B2B 360° Services are registered trademarks of Crossgate AG in Germany and other countries. Crossgate is an SAP company. SuccessFactors, Execution is the Difference, BizX Mobile Touchbase, It’s time to love work again, Jam and BadAss SaaS are trademarks or registered trademarks of SuccessFactors Inc. in the United States and other countries. SuccessFactors is an SAP company. All other product and service names mentioned are the trademarks of their respective companies.

For customers interested in learning more about SAP products:

Global Customer Center: +49 180 534-34-24

United States Only: 1 (800) 872-1SAP (1-800-872-1727)

For more information, press only:

Christoph Liedtke, SAP, +49 (6227) 7-50383, christoph.liedtke@sap.com, CET

Jim Dever, SAP, +1 (610) 661-2161, james.dever@sap.com, EDT

SAP Press Office, +49 (6227) 7-46315, CET; +1 (610) 661-3200, EDT, press@sap.com

Karen Master, Ariba, +1 (412) 297-8177, kmaster@ariba.com, EDT

For more information, financial community only:

Stefan Gruber, SAP, +49 (6227) 7-44872, investor@sap.com, CET

John Duncan, Ariba, +1 (678) 336-2980, jduncan@ariba.com, EDT